PRELIMINARY COPIES

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[X]  Preliminary Proxy Statement     [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           NEVADA GOLD & CASINOS, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

       [X] No fee required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.

           (1) Title of each class of securities to which transaction applies:
           (2) Aggregate number of securities to which transaction applies:
           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           (4) Proposed maximum aggregate value of transaction:
           (5) Total fee paid:
       [ ] Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1) Amount Previously Paid:
           (2) Form, Schedule or Registration Statement No.:
           (3) Filing Party:
           (4) Date Filed:

PRELIMINARY COPIES


                           NEVADA GOLD & CASINOS, INC.
                         3040 POST OAK BLVD., SUITE 675
                              HOUSTON, TEXAS 77056




                                 August 26, 2002




To Our Shareholders:


         You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Nevada Gold & Casinos, Inc., which will be held on Monday, October 7, 2002, beginning at 3:30 p.m., Central Time, at the Inter-Continental Hotel, 2222 West Loop South, Houston, Texas, 77027.

         Information about the Annual Meeting, including matters on which shareholders will act, may be found in the notice of annual meeting and proxy statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

         It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

Sincerely yours,




H. Thomas Winn
PRESIDENT AND CEO

PRELIMINARY COPIES


                           NEVADA GOLD & CASINOS, INC.
                         3040 POST OAK BLVD., SUITE 675
                              HOUSTON, TEXAS 77056


                         -------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON OCTOBER 7, 2002

                         -------------------------------


         The Annual Meeting of Shareholders of Nevada Gold & Casinos, Inc., will be held at the Inter-Continental Hotel, 2222 West Loop South, Houston, Texas, 77027, on Monday, October 7, 2002, at 3:30 p.m., Central Time, for the following purposes:

         1. Election of Directors. To elect two directors to the Board of Directors to serve until their successors are duly elected and qualified.

         2. Amendment to Articles of Incorporation. To approve an amendment to our Articles of Incorporation that is required by the State of Colorado Limited Gaming Act.

         3. Amendment of Stock Option Plan. To approve an amendment to our 1999 Stock Option Plan to increase the number of shares of common stock reserved for issuance from 1,200,000 to 2,500,000 shares.

         4. Ratification of Auditors. To ratify the selection of Pannell Kerr Forster of Texas, P.C., as our independent accountants for the fiscal year ending March 31, 2003.

         5. To transact any other business that may properly come before the meeting.

         Shareholders of record at the close of business on August 15, 2002, will be entitled to notice of, and to vote at, this meeting.

By Order of the Board of Directors,


Christopher C. Domijan
SECRETARY AND CFO

Dated:  August 26, 2002

         PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE ANNUAL MEETING.

PRELIMINARY COPIES


                           NEVADA GOLD & CASINOS, INC.

                         -------------------------------

                                 PROXY STATEMENT

                         -------------------------------



                         ANNUAL MEETING OF SHAREHOLDERS


         The Board of Directors of Nevada Gold & Casinos, Inc., a Nevada corporation, prepared this proxy statement for the purpose of soliciting proxies for our Annual Meeting of Shareholders. Our Annual Meeting will be held at the Inter-Continental Hotel, 2222 West Loop South, Houston, Texas, 77027, at 3:30 p.m., Central Time, on Monday, October 7, 2002, unless adjourned or postponed. The Board is making this solicitation by mail, and the company will pay all costs associated with this solicitation. This proxy statement and accompanying notice of annual meeting and proxy are first being mailed to shareholders on or about August 26, 2002. When you see the terms "we" or "our" it refers to Nevada Gold & Casinos, Inc.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

         Our common stock is the only type of security entitled to vote at the Annual Meeting. On August 15, 2002, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 10,864,045 shares of common stock outstanding. Each stockholder of record on August 15, 2002 is entitled to one vote for each share of common stock held by such stockholder on August 15, 2002. Shares of common stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting. Abstentions and broker non-votes will be treated as shares which are present for purposes of determining the existence of a quorum, but which are not present for purposes of determining whether a proposal has been approved. The term "broker non-vote" refers to shares held by a broker in street name which are present by proxy, but which are not voted on a matter pursuant to rules prohibiting brokers from voting on non-routine matters without instructions from the beneficial owner of the shares. In the event a broker votes on a routine matter, such vote will count as both present and voted for the purposes of determining whether a proposal has been approved.

Quorum Required

         Our Bylaws provide that the holders of a majority of our common stock issued and outstanding and entitled to vote and that are present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

         PROPOSAL 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. This means the two nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors.

         PROPOSAL 2. Approval of the amendment to our Articles of Incorporation requires the affirmative vote of holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against the proposal.

         PROPOSAL 3. Approval of the amendment to our 1999 Stock Option Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

         PROPOSAL 4. Ratification of the appointment of Pannell Kerr Forster of Texas, P.C. as our independent accountants for the fiscal year ending March 31, 2003 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the

PRELIMINARY COPIES

Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal and will have no effect on the proposal.

Proxies

         Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy, which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the nominees for election to the Board of Directors (as set forth in Proposal No. 1), FOR Proposal Nos. 2, 3, and 4 and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the company at our principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

         We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional soliciting material furnished to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse these persons for their costs of forwarding the solicitation material to the beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation, by telephone, or by other means by directors, officers, employees, or agents of the company. No additional compensation will be paid to these individuals for any such services.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         Our Articles of Incorporation provide for a classified board of directors, with the terms of office of each class of directors ending in successive years. We currently have authorized five directors, with two classes of directors consisting of two directors and one class of directors consisting of one director. At our 2002 Annual Meeting, Messrs. H. Thomas Winn and William
G. Jayroe are to be elected. Mr. Winn is a Class I director, and as such, his term will expire at the 2005 Annual Meeting of Shareholders. Mr. Jayroe has been designated as a Class II director, and as such, his term will expire at the 2003 Annual Meeting of Shareholders. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the nominees listed below unless otherwise instructed. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the current Board of Directors to fill the vacancy. As of the date of this proxy statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The two nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected as directors. Proxies cannot be voted for more than two individuals.

Director Nominees

         H. THOMAS WINN, age 62. Mr. Winn has been our Chairman, CEO, and President since January 1994. Mr. Winn has served as Chairman of Aaminex Capital Corporation since 1983, and as President and CEO all but two of those years. Aaminex Capital Corporation is a financial consulting and venture capital firm, involved in real estate, alternate energy, and food and beverage activities. Mr. Winn has formed numerous investment limited partnerships and capital formation ventures that range from motion pictures to commercial real estate and mining projects.

PRELIMINARY COPIES

Mr. Winn is a director of Restaurant Connections International, Inc., Samaritan Pharmaceuticals, Inc., and Service Interactive, Inc.

         WILLIAM G. JAYROE, age 45. Mr. Jayroe has been a Director since September 1995 and was our Corporate Secretary from March 1999 until June 2001. Mr. Jayroe has two decades of technology development, sales, and management expertise in the petrochemical field. He began his career with a Fortune 500 global oilfield service company and left to begin his own company, Turbeco, Inc., which was acquired by Flotek Industries, Inc., in late 1993. Mr. Jayroe was President and CEO of Flotek Industries, Inc., which is the parent corporation of USA Petrovalve, Inc., and Turbeco, Inc., from May 1995 until October 1998. Mr. Jayroe founded and has been the CEO of Hunter International Partners, LLC since September 1998. Mr. Jayroe has a BS in Industrial Distribution from Texas A&M.

         Set forth below is information regarding each of the continuing directors of the company.

         Class II Continuing Director - Term to expire 2003

         JOSEPH JULIANO, age 51. Mr. Juliano has served as a Director since September 2001. Since 1992, Mr. Juliano has served as Vice President, Entertainment Sales with Pepsi-Cola North America's Fountain Beverage Sales, and is responsible for Pepsi distribution and brand marketing initiatives in theatres, theme parks, theme restaurants, gaming venues and golf management companies including PGA of America. Mr. Juliano started with Pepsi in 1973 and has previously served as Region Manager, Vice President of Fountain Sales - Eastern Division and as Area Vice President of On-Premise Sales. Mr. Juliano is a director of Galaxy Foods Company. Mr. Juliano received his BS and MBA in Marketing from St. John's University.

         Class III Continuing Directors - Term to expire 2004

         PAUL J. BURKETT, age 80. Mr. Burkett has served as a Director since October 1988 and as Vice President since January 1994. Mr. Burkett served as our President from 1991 until January 1994. Mr. Burkett has been involved in the mining industry for over forty years. Mr. Burkett is President of Goldfield Resources, Inc., one of our wholly owned subsidiaries. Mr. Burkett serves on the Board of Directors of Aaminex Capital Corporation. His business for the past five years has concentrated on independent mining and real estate ventures. In addition, Mr. Burkett serves as Chairman of the Board of Trustees of the Joshua Tree Retreat Center, a 400-acre retreat located in Joshua Tree, California. Mr. Burkett is a director of Samaritan Pharmaceuticals, Inc.

         JAMES WONG, age 55. Mr. Wong has served as a Director since March 1999. Since February 1999, Mr. Wong has been the Chairman of Restaurant Connections International, Inc., which owns Internacional Restaurantes do Brasil, Ltda., which is the largest Pizza Hut franchisee in Brazil and operates 16 restaurants in Sao Paulo. In 1988, Mr. Wong founded Directions International, a global consulting firm, where he worked as an external change agent with clients such as American Express, ARCO, Budget Rent-A-Car, Compaq, EDS, Hitachi, Honeywell, KFC, PepsiCo, Pizza Hut, and other national and international corporations. Since 1997, Mr. Wong has been Chairman and CEO of DI North America, through which he helps clients form strategic alliances and joint ventures to capitalize on emerging markets. A graduate of M.I.T., Mr. Wong served in the U.S. Marine Corps during the Vietnam era before being recruited as a turnaround manager and internal change agent by General Motors and Frito-Lay. Mr. Wong is a director of Monterey Pasta Company, Inc and Service Interactive, Inc.

Committees of the Board and Attendance

         The Board of Directors currently has standing Audit and Compensation. The Board of Directors does not have a nominating committee. The members of the standing committees are identified in the following table:

                 DIRECTOR                           COMMITTEES
                                             Audit           Compensation
                 Paul J. Burkett
                 William G. Jayroe             X                   X
                 H. Thomas Winn                                    X

PRELIMINARY COPIES

                 DIRECTOR                           COMMITTEES
                                             Audit           Compensation
                 James Wong                    X                   X
                 Joseph Juliano                X                   X


         The Audit Committee held four meetings during the last fiscal year, and it is authorized to nominate our independent auditors and to review with the independent auditors the scope and results of the audit engagement. The Audit Committee is also authorized to review and assess our internal controls to evaluate business risk and to ensure compliance with laws and regulations. For further information, see the "Audit Committee Report" following Proposal 4 below.

         The Compensation Committee, which held one meeting during our last fiscal year, recommends compensation levels for our executive officers and consultants and is authorized to consider and make grants of options pursuant to any approved stock option plan and to administer the plan.

         We held four Board meetings during the last fiscal year. Each director attended at least 75% of all Board meetings and meetings of committees of which each director was a member, either in person or by telephone conference calls.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

         PROPOSAL 2 - APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

         If this proposal is approved, a new Article Eleven will be added to our Amended and Restated Articles of Incorporation. We have attached the language of Articles Eleven as Exhibit A to this proxy statement. We are adding Article Eleven to formally comply with the Colorado Limited Gaming Act. Although we believe we have always complied with the requirements of the Colorado Limited Gaming Act, Article Eleven requires us to affirmatively state that we will comply with the Colorado Limited Gaming Act in the issuance or transfer of our common stock or other securities. We do not believe the addition of Article Eleven will have a material effect on Nevada Gold.

         The following is a brief summary of the terms of Article Eleven. We may not issue any voting securities except in accordance with the provisions of the Colorado Limited Gaming Act and the regulations promulgated thereunder. The issuance of any voting securities in violation will be void and the voting securities shall be deemed not to be issued and outstanding. No voting securities may be transferred, except in accordance with the provisions of the Colorado Limited Gaming Act and the regulations promulgated thereunder. Any transfer in violation will be void. If the Colorado Limited Gaming Control Commission at any time determines that a holder of voting securities is unsuitable to hold the securities, then we may, within sixty (60) days after the finding of unsuitability, purchase the voting securities of the unsuitable person at the lesser of (a) the cash equivalent of such person's investment, or
(b) the current market price as of the date of the finding of unsuitability, unless such voting securities are transferred to a suitable person within sixty
(60) days after the finding of unsuitability. Until our voting securities are owned by persons found by the Commission to be suitable to own them, (a) we are not permitted to pay any dividends or interest with regard to the voting securities, (b) the holder of such voting securities will not be entitled to vote and the voting securities will not for any purposes be included in the voting securities entitled to vote, and (c) we may not pay any remuneration in any form to the holder of the voting securities, except in exchange for the voting securities.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION.

                   PROPOSAL 3 - AMENDMENT OF STOCK OPTION PLAN


         Our Board has adopted, subject to shareholder approval, an amendment to our 1999 Stock Option Plan (the "Plan") to increase the number of shares of common stock reserved for issuance under the Plan from 1,200,000 to 2,500,000 shares. The Board believes that increasing the number of shares of common stock reserved for issuance under the Plan is necessary to insure that a sufficient reserve of common stock remains available for issuance

PRELIMINARY COPIES

to allow us to continue to utilize equity incentives to attract and retain the services of key individuals essential to our long-term growth and financial success. We rely on equity incentives in the form of stock option grants in order to attract and retain key employees and believe that such equity incentives are necessary for us to remain competitive in the marketplace for executive talent and other key employees. Option grants made to newly-hired and continuing employees will be based on competitive market conditions, experience, and individual performance. If this proposal is approved 1,046,549 shares of common stock under the current Plan will be available for future issuance.

         The following is a summary of the principal features of the Plan, and does not purport to be a complete description of the Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to Nevada Gold & Casinos, Inc., 3040 Post Oak Blvd., Suite 675, Houston, Texas 77056, Attention: Corporate Secretary.

         The Plan allows us to issue stock option grants, stock appreciation rights or SARs, restricted stock awards, and performance stock awards.

         Eligibility. The Plan is open to key employees, officers, directors, and consultants of the company and its affiliates. As of July 29, 2002, three non-employee directors, four executive officers (including two directors), and approximately 29 other employees and consultants were eligible for participation in the Plan.

         Changes in the Company's Capital Structure. The Plan will not affect our right to authorize adjustments, recapitalizations, reorganizations, or other changes in our capital structure. In the event of an adjustment, recapitalization, or reorganization, the award shall be adjusted accordingly. In the event of a merger, consolidation, or liquidation, the eligible person will be eligible to receive a like number of shares of stock in the new entity that he or she would have been entitled to if, immediately prior to the merger, he or she had exercised the option. The Board may waive any limitations imposed under the Plan so that all options are immediately exercisable. All outstanding options may be canceled by the Board upon written notice to the eligible person and by granting a period in which the options may be exercised.

         Options and Option price. We may grant incentive or nonqualified stock options. The exercise price of incentive options shall not be less than the greater of (a) 100% of fair market value on the date of grant, or (b) the aggregate par value of the shares of stock on the date of grant. Our Compensation Committee, at its option, may provide for a price greater than 100% of fair market value. The price for 10% or more shareholders shall be not less than 110% of fair market value.

         Duration. No option may be exercisable after the period of 10 years. In the case of a 10% or more shareholder, no incentive option may be exercisable after the expiration of five years.

         Amount exercisable. In the event an eligible person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered nonqualified stock options.

         Exercise of Options. Options may be exercised by written notice to the Compensation Committee with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the company for an amount equal to the option price of the shares; or, if approved in advance by the Compensation Committee (b) stock at its fair market value on the date of exercise; (c) an election to make a cashless exercise through a registered broker-dealer; (d) an election to have shares of stock, which otherwise would be issued on exercise, withheld in payment of the exercise price; or (e) any other form of payment which is acceptable to the Compensation Committee.

         Stock appreciation rights or SARs. SARs may be included in each option granted under the Plan. A SAR permits the recipient to surrender that option, or a portion of the part which is exercisable, and receive in exchange an amount equal to the excess of the fair market value of the stock covered by the option, over the exercise price of the stock.

         Termination of Options or SARs. Unless expressly provided in the option or SAR agreement, options or SARs shall terminate one day less than three months after an employee's severance of employment with the company other than by death or disability. Unless the option or SAR expires sooner, the option or SAR will expire one year

PRELIMINARY COPIES

after the death or disability of the eligible person.

         Reload Options. The Compensation Committee shall have the authority to include as part of any option agreement a provision entitling the eligible person to a further option (a "Reload Option") in the event the eligible person exercises the option in accordance with the Plan and the terms and conditions of the option agreement. Any Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise of such option, (b) shall have an expiration date which is the greater of (i) the same expiration date of the option the exercise of which gave rise to such Reload Option, or (ii) one year from the date of grant of the Reload Option, and (c) shall have an exercise price which is equal to 100% of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option. Notwithstanding the foregoing, a Reload Option which is an incentive option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to 110% of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option and shall have a term which is no longer than five years.

         Restricted Stock Awards. The Compensation Committee may issue shares of stock to an eligible person subject to the terms of a restricted stock agreement. The restricted stock may be issued for no payment by the eligible person or for payment below the fair market value on the date of grant. Restricted stock shall be subject to restrictions as to sale, transfer, alienation, pledge, or other encumbrance and generally will be subject to vesting over a period of time specified in the restricted stock agreement. The Compensation Committee shall determine the period of vesting, the number of shares, the price, if any, of stock included in a restricted stock award, and the other terms and provisions which are included in a restricted stock agreement.

         Award of Performance Stock. The Compensation Committee may award shares of stock, without any payment for such shares, to designated eligible persons if specified performance goals established by the Compensation Committee are satisfied.

         Amendment or Termination of the Plan. The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of our shareholders; provided further, however, that to the extent required to maintain the status of any incentive option under the Internal Revenue Code of 1954, as amended (the "Code"), no amendment that would (a) change the aggregate number of shares of stock which may be issued under incentive options, (b) change the class of employees eligible to receive incentive options, or (c) decrease the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the shareholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the company may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

         Federal Tax Consequences. The following is a brief summary of the tax consequences of the grant and exercise of stock options, SARs, and restricted stock awards under the federal income tax laws. This summary does not, among other things, purport to describe state or local tax consequences or to describe all federal income tax consequences.

         Incentive Stock Options (or ISOs) and Non-qualified Options. Recipients of ISOs generally are not subject to income tax at the time the option is granted or exercised. However, upon the exercise of any ISO, any excess of the fair market value of shares received over the exercise price may be subject to the alternative minimum tax. Upon disposition of any shares obtained through the exercise of an ISO, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the aggregate exercise price, provided that the participant has held the shares for at least one year from the date the ISO was exercised and at least two years from the date the ISO was granted. If the participant disposes of the shares within that time period (a "Disqualifying Disposition"), the participant will recognize ordinary income to the extent of the difference between the exercise

PRELIMINARY COPIES

price and the lesser of the fair market value on the date the ISO is exercised or the amount realized on the Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period the shares were held by the participant. We are not entitled to any tax deduction upon either the exercise of any such ISO or upon any subsequent disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income pursuant to a Disqualifying Disposition.

         A participant receiving nonqualified options does not generally recognize income at the time the option is granted. However, when the option is exercised, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the exercise price. We receive a tax deduction equal to the amount of ordinary income recognized by the participant. The participant's basis in the shares is equal to the exercise price plus any recognized ordinary income.

         On July 29, 2002, the last sales price of the common stock underlying the grants made pursuant to the Plan, as reported by the American Stock Exchange was $6.10.

         Plan Benefits. We cannot now determine the exact number of options, SARs, restricted stock, and performance stock to be granted in the future to any of our officers, directors, or employees from the additional shares to be added to the Plan. The following table sets forth the number of stock options from the additional shares to be added to the Plan granted to our Chief Executive Officer, our current executive officers as a group, our current directors who are not executive officers as a group, each nominee for election as a director, and all employees other than executive officers as a group.


                                                                         NUMBER OF SHARES
                                                                        UNDERLYING OPTIONS
                                                                        ------------------
H. Thomas Winn, Chief Executive Officer and President                          --

All current executive officers as a group (4 persons)                          --

All current directors who are not executive officers as a group
(3 persons)                                                                    --

Paul J. Burkett                                                                --

William G. Jayroe                                                              --

James Wong                                                                     --

Joseph Juliano                                                                 --

All employees other than executive officers as a group (7 persons)           34,100


Shareholder Approval


         The affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting is required for approval of the amendment to the Plan. Should such shareholder approval not be obtained, then the 1,300,000 share increase to the shares reserve under the Plan will not be implemented. The Plan will continue in effect for option grants made under the original Plan.

     PROPOSAL 4 - RATIFY THE ELECTION OF PANNELL KERR FORSTER OF TEXAS, P.C.

         The Board of Directors would like the shareholders to ratify the appointment of Pannell Kerr Forster of Texas, P.C., as independent accountants for the company for the fiscal year ending March 31, 2003. The engagement of Pannell Kerr Forster of Texas, P.C., for audit services has been approved by the Board of Directors.

         A representative of Pannell Kerr Forster of Texas, P.C., our principal accountants for the current fiscal year and the most recently completed fiscal year, is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

PRELIMINARY COPIES



         In the event the shareholders do not ratify the appointment of Pannell Kerr Forster of Texas, P.C., as independent accountants for the fiscal year ending March 31, 2003, the Board of Directors will consider the adverse vote as direction to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the current fiscal year will be permitted to stand unless the Board finds other good reason for making a change.

Audit Fees

         The aggregate fees billed by Pannell Kerr Forster of Texas, P.C. for professional services rendered for the audit of our annual financial statements for the fiscal year ended March 31, 2002, and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB for that fiscal year were $52,600.

Financial Information Systems Design and Implementation Fees

         Pannell Kerr Forster of Texas, P.C. rendered no professional services to us for information technology services relating to financial information systems design and implementation for the fiscal year ended March 31, 2002.

All Other Fees

         Pannell Kerr Forster of Texas, P.C. rendered tax advice and other services other than the services described above under "Audit Fees," for the fiscal year ended March 31, 2002, in the aggregate amount of $64,000.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PANNELL KERR FORSTER OF TEXAS, P.C., AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2003.


                             AUDIT COMMITTEE REPORT

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the company. The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of the company's independent accountants. The Audit Committee is comprised of Messrs. Jayroe, Juliano, and Wong. Messrs. Jayroe and Juliano are independent directors, as defined by The American Stock Exchange's listing standards. Mr. Wong is not an independent director, as defined by The American Stock Exchange's listing standards.

         Management is responsible for the company's internal controls. The independent accountants for the company, Pannell Kerr Forster of Texas, P.C. ("PKF"), are responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to financial reporting, and reviews the results and scope of the audit and other services provided by PKF.

         The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and PKF, nor can the Audit Committee certify that PKF is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee members in business, financial, and accounting matters.

         In this context, the Audit Committee has met and held discussions with management and PKF. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and PKF. The Audit Committee discussed with

PRELIMINARY COPIES

PKF matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         PKF also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with PKF their independence.

         Based upon the Audit Committee's discussion with management and PKF and the Audit Committee's review of the representations of management and the report of PKF to the Audit Committee, the Audit Committee recommended that the Board of Directors include the company's audited consolidated financial statements in the Nevada Gold & Casinos, Inc. Annual Report on Form 10-KSB for the year ended March 31, 2002 filed with the Securities and Exchange Commission.


Submitted by the Audit Committee of the Board of Directors of Nevada Gold & Casinos, Inc.:

William G. Jayroe, Joseph Juliano, and James Wong

PRELIMINARY COPIES


                               EXECUTIVE OFFICERS


         Executive officers are elected annually by the Board and serve at the discretion of the Board. Set forth below is information regarding our executive officers:


         NAME                              AGE            OFFICE HELD
         ----                              ---            ------------

         H. Thomas Winn                     62            Chairman of the Board of
                                                          Directors, Chief Executive
                                                          Officer, and President

         Paul J. Burkett                    80            Vice President and Director

         Christopher C. Domijan             46            Chief Financial Officer,
                                                          Secretary, and Treasurer

         Donald A. Brennan                  58            Vice President-Development


         The following biographical information is for Messrs. Domijan and Brennan (please see Proposal 1 for biographical information about Messrs. Winn and Burkett):

         CHRISTOPHER C. DOMIJAN. Mr. Domijan has served as our Chief Financial Officer since May 2001 and as our Secretary and Treasurer since June 2001. Mr. Domijan has over twenty years of financial management experience, including nine years as CFO for companies in the hospitality and financial services industries. From 1995 until 1998, Mr. Domijan was the CFO of Big Canoe POA, a master planned community. From 1998 until 2000, Mr. Domijan was CFO of Golf Services Group, Inc., a golf development company. From 2000 until 2001, Mr. Domijan was Vice President of Development of Redstone Golf Management, a golf development company.

         DONALD A. BRENNAN. Mr. Brennan has served as our Vice President of Development since May 2001. Mr. Brennan brings 30 years of hospitality experience to the amenity operations for master planned residential golf communities and golfing resort hotels and conference centers. Mr. Brennan holds an MBA from Southern Methodist University and a Bachelor's degree in Hotel and Restaurant Administration from Cornell University. Mr. Brennan is the founder of Independent Private Clubs of America, Inc., and has served as its managing partner since 1994.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires our directors, executive officers, and the persons who beneficially own more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to us. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended March 31, 2002, except for Winstock Mining Corporation, which filed a Form 4 for November 2001 on December 11, 2001.

Equity Compensation Plans

         The following table gives information about our shares of common stock that may be issued upon the exercise of options, warrants, and rights under all of our existing equity compensation plans as of March 31, 2002, including 1999 Stock Option Plan, as well as shares of our common stock that may be issued under individual compensation arrangements that were not approved by our stockholders (such grants, the "Non-Plan Grants"). The table does not include information about the proposed additional shares to be added to the 1999 Stock Option Plan, which has not yet been approved by stockholders.

PRELIMINARY COPIES


                                                                                          Number of Securities
                                  Number of Securities                                   Remaining Available for
                                   To be Issued Upon            Weighted Average          Future Issuance Under
                                Exercise of Outstanding         Exercise Price of          Equity Compensation
                                 Options, Warrants and        Outstanding Options,     Plans (Excluding Securities
                                         Rights                Warrants and Rights       Reflected in Column A)
Plan Category                             (A)                          (B)                         (C)
-------------                             ---                          ---                         ---
Equity Compensation Plans
Approved by Security
Holders                                1,056,500                      $2.13                        -0-
Equity Compensation Plans
Not Approved by Security
Holders                                2,893,111 (1)                  $2.77                        -0-
                                ----------------------------------------------------------------------------------
    Total                              3,949,611                      $2.60                        -0-

(1) Of the 2,893,111 shares underlying warrants or options granted under non-approved equity compensation plans at the end of the fiscal year ended March 31, 2002, warrants or options to purchase 135,000 shares have been exercised, and warrants or options to purchase 100,000 shares have expired. The remaining non-approved equity compensation plans are as follows: (a) in December 1999 we issued a five-year warrant to purchase 366,667 shares at an exercise price of $2.06 per share for consulting services, (b) during the year ended March 31, 2002, we issued warrants to purchase an aggregate of 2,000,000 shares at an exercise price of the lesser of $3.00 per share or 85% of the market price of our common stock on exercise, and a warrant to purchase 25,000 shares at an exercise price of $3.50 per share, each expiring in December 2004, in connection with services provided in the arrangement of financing, (c) in September 2000 we issued warrants to purchase 62,000 shares at an exercise price of $3.25 per share for consulting services expiring in March 2006, (d) in January 2001 we issued a three-year warrant to purchase 7,500 shares at an exercise price of $2.13 per share to our former general counsel for services rendered, (e) in December 1997 we issued warrants to purchase 100,000 and 36,944 shares at exercise prices of $2.00, and $2.37 per share, respectively, for consulting services, and (f) in September 1999 we issued a three-year warrant to purchase 10,000 shares at an exercise price of $2.50 per share for consulting services.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         As of July 31, 2002, 10,864,045 shares of our common stock were outstanding. The following table sets forth, as of July 31, 2002, certain information with respect to shares beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (b) each director or nominee for director, (c) each of our named executive officers, and (d) all current directors and executive officers as a group.

         Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

         To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of the individuals listed is Nevada Gold & Casinos, Inc., 3040 Post Oak Blvd., Suite 675, Houston, Texas 77056.

PRELIMINARY COPIES


                                                                 SHARES BENEFICIAL OWNED AS OF JULY 31, 2002
                                                                 -------------------------------------------

BENEFICIAL OWNER                                                NUMBER OF SHARES              PERCENT OF CLASS
----------------                                                ----------------              ----------------
H. Thomas Winn                                                    1,380,647 (1)                    11.5%

Paul J. Burkett                                                     449,098 (2)                     4.0%

William G. Jayroe                                                   220,654 (3)                     2.0%

James Wong (4)                                                      126,900 (4)                     1.1%

Joseph Juliano (5)                                                   51,900 (5)                  Less than 1%

Christopher C. Domijan                                               31,900 (6)                  Less than 1%

Donald A. Brennan                                                    32,700 (7)                  Less than 1%

Winstock Mining Corporation                                       1,341,399 (8)                    12.5%

Clay County Holdings, Inc.                                        2,526,344 (9)                    23.3%

All current directors and executive officers as a group
(7 persons)                                                       2,293,799 (10)                   18.3%


-------------------

(1) Includes (a) options to purchase 208,001 shares of common stock held by Mr. Winn, (b) 180,816 shares of common stock owned by Aaminex Capital Corporation, and (c) an option to purchase 934,591 shares of common stock currently owned by Winstock Mining Corporation held by Aaminex Capital Corporation. Due to the option listed in (c), Mr. Winn and Winstock Mining Corporation are both considered to be the beneficial owner of the 934,591 shares of common stock underlying the option. Mr. Winn is the president of Aaminex Capital Corporation.

(2)      Includes options to purchase 182,700 shares of common stock.

(3)      Mr. Jayroe's business address is One Sugar Creek Center Blvd.
         Suite 500, Sugar Land, Texas 77478-3556. Includes options to purchase 182,000 shares of common stock.

(4) Mr. Wong's business address is 14755 Preston Road, Suite 300, Dallas, Texas 75240. Includes options to purchase 82,200 shares of common stock.

(5)      Includes options to purchase 50,000 shares of common stock.
         Mr. Juliano's business address is 700 Anderson Hill Road, Purchase, New York 10577.

(6)      Includes options to purchase 22,150 shares of common stock.

(7)      Includes options to purchase 21,500 shares of common stock.

(8) Of the shares of common stock listed in the above table, Aaminex Capital Corporation holds an option from Winstock Mining Corporation to purchase 934,591 shares of common stock. Due to the option, Mr. Winn, as president of Aaminex Capital Corporation, and Winstock Mining Corporation are both considered to be the beneficial owner of the 934,591 shares of common stock underlying the option. The business address of Winstock Mining Corporation is 1506-2008 Fullerton Avenue, North Vancouver, BC, V7P 3G7.

(9) The president of Clay County Holdings, Inc. is the son-in-law of Mr. Winn.

PRELIMINARY COPIES


(10)     Includes options to purchase 1,683,142 shares of common stock.


                             EXECUTIVE COMPENSATION

         The following table contains compensation data for our named executive officers that received a salary and bonus during the fiscal year ended March 31, 2002 that met or exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

  Name and                                                                                            ALL OTHER
  Principal Positions              YEAR      ANNUAL COMPENSATION        LONG TERM COMPENSATION     COMPENSATION ($)(1)
  -------------------                                                           AWARDS
                                                                              Securities
                                           Salary ($)    Bonus ($)       Underlying Options (#)
                                           ----------    ---------       ----------------------
  H. Thomas Winn,
  President and CEO                2002     200,000        58,333               58,001                    1,280
                                   2001     200,000                               --                      2,560
                                   2000     150,000 (2)                        150,000                    3,000

  Christopher C. Domijan,
  CFO, Secretary and Treasurer     2002     117,185        4,802                22,150                    1,671

  Donald A. Brennan,
  VP - Development                 2002     128,000        13,000               21,500                    1,058


-------------------

(1) Consists of matching funds received through participation in our employee 401(k) plan.
(2) Of Mr. Winn's fiscal 2000 compensation, $50,000 was deferred and paid in fiscal 2001 in the form of 25,000 shares of common stock.

Options, Warrants, and Stock Appreciation Rights

         The following table sets forth information concerning individual grants of stock options made during the fiscal year ended March 31, 2002, to our named executive officers. No stock appreciation rights were issued during the fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)


                               Number of Securities  Percent of Total Options
                               Underlying Options     Granted to Employees in    Exercise or Base     Expiration
Name                               Granted (#)              Fiscal Year           Price ($/Share)        Date
-----------------------------------------------------------------------------------------------------------------
H. Thomas Winn                       58,001                    34.4%                   2.75           1/31/2007
-----------------------------------------------------------------------------------------------------------------
Christopher C. Domijan               22,150                    13.1%                   2.75           1/31/2007
-----------------------------------------------------------------------------------------------------------------
Donald A. Brennan                    21,500                    12.8%                   2.75           1/31/2007
-----------------------------------------------------------------------------------------------------------------

         The following table sets forth information concerning option exercises during the fiscal year ended March 31, 2002 and option holdings as of March 31, 2002 with respect to our named executive officers. No stock appreciation rights were outstanding at the end of the fiscal year.

PRELIMINARY COPIES

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                             Number of Securities            Value of Unexercised
                         Shares Acquired      Value         Underlying Unexercised               In-the-Money
Name                     on Exercise (#)   Realized ($)      Options at FY-End (#)           Options at FY-End ($)
----                     ---------------   ------------     ---------------------            ---------------------

                                                          Exercisable   Unexercisable    Exercisable    Unexercisable

H. Thomas Winn                 --               --          208,001           --          1,101,905          --

Christopher Domijan            --               --           22,150           --           106,320           --

Donald Brennan                 --               --           21,500           --           103,200           --

         The values of the unexercised options above are based on the difference between the exercise price of the options and the fair market value of our common stock at the end of the fiscal year ended March 31, 2002, which was $7.55 per share.

Compensation of Directors

         Our directors receive no standard compensation for their services as directors, but are reimbursed their travel expenses. During the fiscal year ended March 31, 2002, we issued Messrs. Burkett, Juliano, Jayroe, Winn, and Wong, options to purchase 32,700, 50,000, 32,000, 50,000, and 32,200 shares of our common stock, respectively. All of the foregoing options have an exercise price of $2.75 per share and expire in January 2007.


Employment Contracts and Change-In-Control Arrangements


         None of our executive officers have employment agreements, and they may resign and their employment may be terminated at any time. Mr. Burkett received annual compensation of $39,500 for his work as Vice President of the company and as President of Goldfield Resources, Inc.

         Our Compensation Committee, as administrator of our 1999 Stock Option Plan, can provide for accelerated vesting of the shares of common stock subject to outstanding options held by any executive officer or director in connection with certain changes in control of the company. The accelerated vesting may be conditioned on the termination of the individual's employment following the change in control event.

                           RELATED PARTY TRANSACTIONS

         We have entered into indemnification agreements with our officers and directors containing provisions that may require us, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

         During the last two fiscal years, we periodically made loans to Clay County and Service Interactive, Inc., of which $3,645,059 and $3,838,674 respectively, was outstanding as of March 31, 2002. Of this amount Clay County loaned Restaurant Connections International, Inc. an aggregate of $2,112,651. The above loans are due on demand, bearing a 12% interest rate, and are secured by 1,200,000 shares of our common stock pledged by Clay County. In addition as of March 31, 2002, we guaranteed $1,400,000 of Service Interactive loans payable to third parties, of which approximately $150,000 is due within one year. We presently hold options to purchase equity in Service Interactive. Messrs. Winn and Wong are directors of Service Interactive. Messrs. Winn, Jayroe, Wong, Domijan, Burkett, and Brennan are equity-holders in Service Interactive.

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Under Rule 14a-8 of the Exchange Act, proposals that shareholders intend to have included in our proxy statement and form of proxy for our next annual meeting must be received no later than April 28, 2003. Moreover,

PRELIMINARY COPIES


with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at our next annual meeting, such shareholder must provide written notice of such proposal to our Secretary at our principal executive offices by July 9, 2003. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at our next annual meeting, even if the shareholders have not been advised of the proposal. In addition, shareholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of our Bylaws.

                                  ANNUAL REPORT

         We have provided a copy of our Annual Report on Form 10-KSB with this proxy statement. We will provide exhibits to the Annual Report on Form 10-KSB upon payment of the reasonable expenses incurred by us in furnishing these exhibits. Please send any such requests to Nevada Gold & Casinos, Inc., 3040 Post Oak Blvd., Suite 675, Houston, Texas 77056, Attention: Investor Relations.

                                  OTHER MATTERS

         The Board knows of no other business to come before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.




                                       By Order of the Board of Directors



                                       H. THOMAS WINN, Chief Executive Officer
                                       and President


August 26, 2002
Houston, Texas


WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.


THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

PRELIMINARY COPIES

                           NEVADA GOLD & CASINOS, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
       NEVADA GOLD & CASINOS, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 7, 2002

The undersigned shareholder of Nevada Gold & Casinos, Inc. (the "Company") hereby appoints Christopher C. Domijan or Donald A. Brennan, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all the shares of common stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Inter-Continental Hotel, 2222 West Loop South, Houston, Texas, 77027, on Monday, October 7, 2002 at 3:30 p.m. local time, and any and all adjournments or postponements thereof, with all of the powers which the undersigned would possess if personally present. The undersigned shareholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4, AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE ANNUAL MEETING AND VOTING IN PERSON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, AND 4.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD USING THE ENCLOSED RETURN ENVELOPE




1.       Election of Directors.  To elect the following directors:

H. Thomas Winn.  To serve for a term ending upon the 2005 Annual Meeting of
Shareholders or until his successor is elected and qualified.                   For          Withheld
                                                                                [ ]          [ ]

William G. Jayroe.  To serve for a term ending upon the 2003 Annual Meeting
of Shareholders or until his successor is elected and qualified.                For          Withheld
                                                                                [ ]          [ ]

2.       To approve the amendment to the Company's Articles of
Incorporation as set forth in Proposal 2.                                       For          Against       Abstain
                                                                                [ ]          [ ]           [ ]

3.       To approve the amendment to the Company's 1999 Stock Option Plan
to increase the number of shares reserved for issuance to 2,500,000 shares.     For          Against       Abstain
                                                                                [ ]          [ ]           [ ]
4.       To ratify the appointment of Pannell Kerr and Forster of Texas,
P.C. as the Company's independent accountants for the fiscal year ending
March 31, 2003.                                                                 For          Against       Abstain
                                                                                [ ]          [ ]           [ ]


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.


The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement.

DATED:
      ------------------------------         -----------------------------------
                                             [Signature]

                                             -----------------------------------
                                             [Signature if jointly held]

                                             -----------------------------------
                                             [Printed Name]

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in fact, or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.